SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act

      --------------------------------------------------------------------


                                December 31, 1999
                        ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                               AMERICOM USA, INC.
                    ----------------------------------------
                    (Exact Name as Specified in its Charter)



      Delaware                   0-023769                  52-2068322
   ----------------            ------------            ------------------
   (State or other             (Commission             (I.R.S. Employer
   jurisdiction of             File Number)            Identification No.)
   incorporation)



                                1303 Grand Avenue
                       Arroyo Grande, California, CA 93420
                    ----------------------------------------
                    (Address of principal executive offices)



                                  805/542-6700
                          -----------------------------
                          Registrant's telephone number

ITEM 7.  Financial Statements and Exhibits

EXHIBITS

1) Merger and Recapitalization Agreement and Plan of Reorganization with digiCities, Incorporated dated September 27, 1999.*

2) Proforma, condensed, consolidated financial statements for AmeriComUSA, Inc. and digiCities, Inc. as of June 30, 1999 (unaudited). **

3) Audited financial statements of digiCities, Inc. for fiscal year ended June 30, 1999. **

4) Proforma, condensed, consolidated financial statements for AmeriCom USA, Inc. and digiCities, Inc. as of December 31, 1999 (unaudited). ***

--------------------------------------------------------------------------------

*    Previously filed with Form 8-K dated September 27, 1999.

**   Previously filed with Form 8-K/A dated September 27, 1999.

***  Filed with this amendment.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      AMERICOM USA, INC.

                                             By:  /s/ TOM HOPFENSPERGER
                                                      ---------------------
                                                      Tom Hopfensperger
                                                      President

                                              Dated:  February 25, 2000

                       AmeriComUSA, Inc. and Subsidiaries
                                   Pro Forma
                     Condensed Consolidated Balance Sheets



                                                                                   Pro Forma
                                                                                  December 31                      June 30
                                   ASSETS                                             1999                          1999
                                                                               -----------------                ------------
Current Assets:
 Cash                                                                          $         88,913                     $ 5,497
 Accounts Receivable                                                                  1,684,399                      87,749
 Other Current Assets                                                                   990,138                      10,338
                                                                               -----------------                ------------
Total Current Assets                                                                  2,763,450                     103,584

Property and Equipment, Net                                                             713,730                     537,223

Other Assets
 Goodwill and Other Intangibles, Net                                                 10,099,445                   3,817,752

                                                                               -----------------                ------------
                                                                               $     13,576,625                 $ 4,458,559
                                                                               =================                ============


               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
 Short Term Debt                                                               $        287,000                 $ 1,124,096
 Accounts Payable                                                                     1,268,476                   1,522,420
 Accrued Liabilities                                                                  1,722,811                     233,620
                                                                               -----------------                ------------
Total Current Liabilities                                                             3,278,287                   2,880,136
Long-Term Debt                                                                        1,903,580                     200,000
                                                                               -----------------                ------------
 Total Liabilities                                                                    5,181,867                   3,080,136

Stockholders' Equity (Deficit):
Preferred stock, $.0001 par value; Authorized 10,000,000 shares no shares issued or outstanding
Common stock, $.0001 par value; 100,000,000 shares authorized                             4,047                       3,457
 40,047,014 and 34,569,254 shares issued and outstanding at
 December 31, 1999 and June 30, 1999, respectively
Additional Paid-In Capital                                                           22,394,181                  10,950,015
Accumulated Deficit                                                                 (14,003,470)                 (9,575,049)
                                                                               -----------------                ------------

Total Stockholders' Equity (Deficit)                                                  8,394,758                   1,378,423
                                                                               -----------------                ------------
                                                                               $     13,576,625                 $ 4,458,559
                                                                               =================                ============



                       AmeriComUSA, Inc. and Subsidiaries
                                    Pro Forma
                 Condensed Consolidated Statement of Operations


                                                                                 Three Months Ended              Six Months Ended
                                                       December 31         December 31          December 31          December 31
                                                          1999                 1998                1999                 1998
                                                    ------------------   -----------------   ------------------   -----------------

Revenues:                                           $         817,300                        $       2,309,775
                                                    ------------------   -----------------   ------------------   -----------------
 Total Revenues                                               817,300                                2,309,775
                                                    ------------------   -----------------   ------------------   -----------------


Costs and Expenses:

 Cost of sales                                                171,752                 828              474,115                  828

 Selling, general and administrative                        2,246,319             445,807            4,733,952              623,011

 Amortization of Goodwill/other intangibles                   685,088               2,715            1,365,361                3,197
                                                    ------------------   -----------------   ------------------   ------------------
Operating Loss                                             (2,285,859)           (449,350)          (4,263,653)            (627,036)

Interest Expense                                              (31,782)             (2,958)             (54,271)              (9,689)

 Loss before Income Taxes                                  (2,317,641)           (452,308)          (4,317,924)            (636,725)
                                                    ------------------   -----------------   ------------------   ------------------
 Net Loss                                           $      (2,317,641)   $       (452,308)   $      (4,317,924)   $        (636,725)
                                                    ==================   =================   ==================   ==================
 Net loss per share--basic and diluted                          (0.06)                N/A                (0.11)                 N/A
                                                    ==================   =================   ==================   ==================
Shares used in per share computations--
 basic and diluted                                         39,893,800                               39,768,800
                                                    ==================   =================   ==================   ==================




                       AMERICOM USA, INC. AND SUBSIDIARIES
         NOTES TO CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




(1) The pro forma adjustments to the consolidated balance sheet give effect to the merger as if it occurred on December 31, 1999. The purchase price has been computed using a $2.00 per share fair market value of the 3,500,014 AmeriCom USA, Inc. common stock shares to be issued to the digiCities, Inc. stockholders. The $2.00 value is based upon recent issuances of AmeriCom USA, Inc. common stock for cash pursuant to private placements.

         The purchase price differential which was set at 6/30/99 is computed as follows:

        Purchase price                                           $  7,000,028
        digiCities, Inc. stockholders' deficiency                     238,019
                                                                 ------------
        Purchase price differential                              $  7,238,047
                                                                 ============

         Since the merger has not yet closed, the Company has allocated the purchase price based on the assumption that the historical costs of the recorded assets and liabilities to be acquired approximate the fair market value of those assets and liabilities at the merger date. Accordingly, the purchase price differential of $7,238,047 has been allocated on a preliminary basis to goodwill pending the development of additional fair market value data of the acquiree's customer base intangible asset. The goodwill will be amortized over a period of five years using the straight-line method.

(2) Amortization of acquired goodwill is based on the assumption that the acquisition occurred on October 30, 1998, the inception date of digiCities, Inc.

         The pro forma effect of amortization of acquired goodwill over the next five years is as follows:


             2000                  $ 1,447,609
             2001                    1,447,609
             2002                    1,447,609
             2003                    1,447,609
             2004                      485,382
                                   -----------
                                   $ 6,272,974